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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 29, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-20574                 51-0340466
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14.d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE

     On September 29, 2004, The Cheesecake Factory Incorporated issued a press release announcing that Company management will present at the RBC Capital Markets Consumer Conference. A copy of the press release is attached as Exhibit 99.1.


SECTION 8 - OTHER EVENTS

ITEM 8.01     OTHER EVENTS

     On September 29, 2004, The Cheesecake Factory Incorporated announced the opening of two new restaurants. A copy of the press release is attached as
Exhibit 99.1.


SECTION 9.0 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.1      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           99.1 Press release dated September 29, 2004 entitled "The Cheesecake Factory Announces New Restaurant Openings; Management to Present at the RBC Capital Markets Consumer Conference".


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 29, 2004   THE CHEESECAKE FACTORY INCORPORATED



                                 By:  /s/ MICHAEL J. DIXON
                                      -------------------------------
                                      Michael J. Dixon
                                      Senior Vice President and
                                      Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated September 29, 2004 entitled "The
                         Cheesecake Factory Announces New Restaurant Openings;
                         Management to Present at the RBC Capital Markets
                         Consumer Conference".


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